SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 13, 2002 (August 13, 2002)
Date of Report (Date of earliest event reported)

INTERPORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22958	95-3043318
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Technology Drive Irvine, California (Address of principal executive offices)		92618 (Zip Code)

(949) 453-3200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

On August 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Quarterly Report”) with the Securities and Exchange Commission. Accompanying the Quarterly Report was the certification of David C. Mercer, the Registrant’s Chairman of the Board and Chief Executive Officer, and Richard L. Harrison, the Registrant’s Senior Vice President, Finance and Chief Financial Officer, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002. The text of each certification is set forth below:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Interpore International, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002	/s/ David C. Mercer
David C. Mercer Chairman of the Board and Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Quarterly Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Interpore International, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002	/s/ Richard L. Harrison
Richard L. Harrison Senior Vice President, Finance and Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Quarterly Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPORE INTERNATIONAL, INC.

Dated: August 13, 2002	/s/ Richard L. Harrison
Richard L. Harrison Senior Vice President, Finance and Chief Financial Officer